                                FOURTH AMENDMENT
                                       TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


     THIS FOURTH AMENDMENT, dated as of March 25, 1998, among SUMMIT BANK, a New Jersey Banking Corporation ("Lender"); and CYBEX INTERNATIONAL, INC., CYBEX FINANCIAL CORPORATION, EAGLE PERFORMANCE SYSTEMS, INC., CYBEX FITNESS GERATE VERTRIEBS, GMBH, GENERAL MEDICAL EQUIPMENT LIMITED, LUMEX BED SYSTEMS, TROTTER INC., and TROTTER HOLDING COMPANY (collectively, the "Borrowers").

                                   BACKGROUND
                                   ----------

     The Lender and the Borrowers have heretofore entered into the Amended and Restated Loan and Security Agreement dated June 16, 1997 (the "Loan Agreement"). On July 15, 1997 the Lender and the Borrower entered into a First Amendment to Loan Agreement (Hereinafter "First Amendment"). Thereafter, on August 11, 1997, Lender and the Borrower entered into a Second Amendment to the Loan Agreement (hereinafter "Second Amendment"). Thereafter, on December 17, 1997, Lender and the Borrower entered into a Third Amendment to the Loan Agreement (hereinafter "Third Amendment"). All capitalized terms utilized herein and not otherwise defined have the respective meaning indicated in the Loan Agreement. The parties desire to enter into this Fourth Amendment, to modify certain financial covenants in the Loan Agreement and to ratify and confirm all the terms and conditions of the Loan Agreement and the First Amendment, Second Amendment and Third Amendment except as expressly amended and modified by this Fourth Amendment.

     1. Section 1.2 of the Loan Agreement is hereby amended to read in its entirety as follows:

          1.2  "ADJUSTED TANGIBLE CAPITAL FUNDS" means Tangible Capital Funds
                -------------------------------
     plus amounts reserved or paid by Cybex subsequent to June 30, 1997 for settlement with Fuqua, Inc. not to exceed $6,000,000.00.

     2. Section 1.15 of the Loan Agreement is hereby amended to read in its entirety as follows:

          1.15 "EBITDA" means, without duplication, for any period for which
                ------
     such amount is being determined, the sum of the amounts for such period of
     (i) net income, (exclusive of (a) interest income, and (b) extraordinary items), (ii) provision for income taxes, (iii) depreciation expense, (iv) Interest Expense, (v) amortization expense, but each of the above (ii) through (v) only to the extent reducing net income, and (vi) for the rolling four-quarter period ending September 30, 1998, all merger-related costs not to exceed $14,109,000.00, including but not limited to costs associated with the Sharpsville plant closure, Fuqua dispute, and technical research and development. All of the foregoing items (i) through (vi) are otherwise to be determined on a consolidated basis for Borrowers and their consolidated subsidiaries in accordance with GAAP.

     3. Section 9.12 of the Loan Agreement is hereby amended to read in its entirety as follows:

          9.12 MINIMUM ADJUSTED TANGIBLE CAPITAL FUNDS.  Borrowers shall not
               ---------------------------------------
     permit their Adjusted Tangible Capital Funds to be (a) less than $24,000,000 as of June 30, 1997 and September 30, 1997; (b) less than $29,000,000 as of December 31, 1997 and quarterly thereafter; (c) less than 35,000,000 as of December 31, 1998 and quarterly thereafter; and (d) less than $42,000,000 as of December 31, 1999 and quarterly thereafter.

     4. Section 9.13 of the Loan Agreement is hereby amended to read in its entirety as follows:

          9.13 FIXED CHARGE COVERAGE RATIO.  Borrowers shall not permit their
               ---------------------------
     Fixed Charge Ratio to be less than 1.25:1 to be measured quarterly on a rolling four quarter basis until December 31, 2000 and annually thereafter.

     5. Section 9.18 of the Loan Agreement is hereby amended to read in its entirety as follows:

          9.18      CAPITAL EXPENDITURES.  Borrowers shall limit Capital
                    ---------------------
     Expenditures to (a) $3,500,000.00 in 1997; (b) $6,500,000.00 in 1998; and
     (c) $3,500,000.00 annually thereafter.

     6.   CONFIRMATION OF OBLIGATIONS.  This Fourth Amendment is made
          ---------------------------
supplemental to and a part of the Loan Agreement. Except as expressly amended and modified by this Fourth Amendment, the Loan Agreement, the First Amendment, the Second Amendment and the Third Amendment are hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Fourth Amendment as of the date first above written.

Witness                             SUMMIT BANK


_______________________                  By:_____________________________

Witness                             CYBEX INTERNATIONAL, INC.

   /s/ JEFF ENG                                By:     /s/ WILLIAM S. HURLEY
-----------------------------------               -----------------------------


Witness                             CYBEX FINANCIAL CORPORATION

   /s/ JEFF ENG                                By:     /s/ WILLIAM S. HURLEY
-----------------------------------               -----------------------------


Witness                             EAGLE PERFORMANCE SYSTEMS, INC.

   /s/ JEFF ENG                                By:     /s/ WILLIAM S. HURLEY
-----------------------------------               -----------------------------


Witness                             CYBEX FITNESS GERATE VERTRIEBS,
                                    GMBH

   /s/ JEFF ENG                                By:     /s/ WILLIAM S. HURLEY
-----------------------------------               -----------------------------


Witness                             GENERAL MEDICAL EQUIPMENT LIMITED

   /s/ JEFF ENG                                By:     /s/ WILLIAM S. HURLEY
-----------------------------------               -----------------------------


Witness                             LUMEX BED SYSTEMS

   /s/ JEFF ENG                                By:     /s/ WILLIAM S. HURLEY
-----------------------------------               -----------------------------


Witness                             TROTTER INC.

   /s/ JEFF ENG                                By:     /s/ WILLIAM S. HURLEY
-----------------------------------               -----------------------------


Witness                             TROTTER HOLDING COMPANY

  /s/ JEFF ENG                                By:     /s/ WILLIAM S. HURLEY
-----------------------------------               -----------------------------

                                       3